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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004
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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) January 28, 2002
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                            Global Crossing Ltd.
              (Exact Name of Registrant as Specified in Charter)

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            Bermuda                       001-16201             98-0189783
(State or Other Jurisdiction of   (Commission File Number)         (IRS
        Incorporation)                                           Employer
                                                            Identification No.)

   Wessex House, 45 Reid Street, Hamilton, Bermuda                 HM12
      (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600
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Item 3.  Bankruptcy or Receivership


          On January 28, 2002, Global Crossing Ltd., a Bermuda company (the "Company"), and certain of its affiliates (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case Nos. 02-40187(REG) through 02-40241(REG)). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

          On the same date, the Company and certain of its Bermuda subsidiaries commenced insolvency proceedings in the Supreme Court of Bermuda (the "Bermuda Court") (Case Nos. 2002:28 through 2002:39). On such date, the Bermuda Court granted an order appointing Malcolm Butterfield, Phil Wallace and Jane Moriarty, partners of KPMG, as Joint Provisional Liquidators ("JPLs") in respect of the Company and its Bermuda subsidiaries. The Bermuda Court granted the JPLs the power to oversee the continuation and reorganization of these companies' businesses under the control of their boards of directors and under the supervision of the U.S. Bankruptcy Court and the Bermuda Court.

          Also, on the same date the Company announced that it had signed a letter of intent with Hutchison Whampoa Limited and Singapore Technologies Telemedia Pte Ltd. for a $750 million cash investment for a majority stake in the Company's equity in connection with a restructuring of the Company's balance sheet. The proposed investment is subject to, among other things, Bankruptcy Court approval and any regulatory or other such approvals as may be required by law.

          Copies of the press release announcing the foregoing and the letter of intent are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         99.1     Press Release, dated January 28, 2002.

         99.2 Letter of Intent, dated January 28, 2002, among Global Crossing Ltd., Hutchison Whampoa Limited and Singapore Technologies Pte Ltd.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          GLOBAL CROSSING LTD.



                          By: /s/  Dan J. Cohrs
                              -----------------------------------
                              Name:  Dan J. Cohrs
                              Title: Executive Vice President and
                                     Chief Financial Officer

Dated:  February 7, 2002



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                                 EXHIBIT INDEX



   Exhibit No.                 Description
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     99.1           Press Release, dated January 28, 2002.

     99.2 Letter of Intent, dated January 28, 2002, among Global Crossing Ltd., Hutchison Whampoa Limited and Singapore Technologies Pte Ltd.